                                                                   Exhibit 10.10

                        CONFIDENTIAL TREATMENT REQUESTED
        Confidential Portions of This Agreement Which Have Been Redacted
     Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed
      Separately With The United States Securities and Exchange Commission.

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION

------------------------------------------
                                          )
     IN RE PROFIT RECOVERY                )     CIVIL ACTION FILE
     GROUP INTERNATIONAL, INC.            )     NO. 1:00-CV-1416-
     SECURITIES LITIGATION                )     [FILED UNDER SEAL]
                                          )
------------------------------------------)

                        SUPPLEMENTAL AGREEMENT REGARDING
                             REQUESTS FOR EXCLUSION

      This Supplemental Agreement Regarding Requests for Exclusion (the "Supplemental Agreement") is intended to be incorporated into the Stipulation of Settlement dated February 8, 2005 (the "Stipulation"). The terms used herein shall have the same meaning as set forth in the Stipulation.

      IT IS HEREBY AGREED AS FOLLOWS:

      1. Pursuant to and in accordance with the provisions of P. 7.4 of the Stipulation, in the unique circumstances of this case, it is agreed that Defendants, unless unanimously agreed to in writing by all Defendants and their Insurer, shall withdraw from the settlement set forth in the Stipulation and the Stipulation will be rendered null and void as to the Settling Parties if the number of shares of Profit Recovery common stock purchased by class members during the Class Period who would otherwise be entitled to participate as a member of the Class, but who validly and timely requests exclusion, is, in the aggregate, greater than or equal to [****]% of the total shares of Profit Recovery common stock purchased or otherwise acquired during the Class Period.

      2. To be valid for purposes of this Supplemental Agreement, a request for exclusion must contain the information requested in the Notice of Pendency and Proposed Settlement of Class Action. The Settling Parties shall request that the Notice Order provide that requests for exclusion must be postmarked at least fourteen (14) calendar days prior to the date of the Settlement Hearing. Upon receiving any requests for exclusion pursuant to the notice, the Claims Administrator shall provide Plaintiffs' Co-Lead Counsel and Defendants' Counsel with copies of any exclusion requests as soon as practicable.

      3. If Defendants have elected to withdraw from the settlement pursuant to P. 1 of this Supplemental Agreement, Defendants must provide Plaintiffs' Co-Lead Counsel with written notice of their withdrawal from the settlement, and Defendants must file such notice with the Court at least seven (7) days prior to the Settlement Hearing.

[***] - CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN REDACTED ARE MARKED WITH BRACKETS ("[***]"). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

      4. In the event that Defendants provide a written notice of their termination of the Settlement pursuant to paragraph 3 of this Supplemental Agreement, the Defendants may withdraw their termination by providing written notice of such withdrawal of their termination to Plaintiffs' Co-Lead Counsel no later than 5:00 p.m. Eastern Time on the day prior to the Settlement Hearing, or by such later date as shall be agreed upon in writing as between Plaintiffs' Co-Lead Counsel and counsel for the Defendants.

      5. Plaintiffs' Co-Lead Counsel may attempt to cause retraction of any election of exclusion by putative Members of the Class. If Defendants have elected to withdraw from the settlement, Plaintiffs' Co-Lead Counsel shall have five (5) days from the receipt of Defendants' notice of withdrawal (or such longer period as shall be agreed upon in writing between Plaintiffs' Co-Lead Counsel and counsel for Defendants) to review the validity of any request for exclusion and may attempt to cause retraction of any election of exclusion by putative Members of the Class. If Plaintiffs' Co-Lead Counsel succeed in causing the retraction of sufficient requests for exclusion such that the remaining requests for exclusion do not exceed the numbers agreed upon in P. 1 above, then any withdrawal from the settlement by Defendants shall be deemed a nullity. To retract a prior request for exclusion, a class member must provide to the

Settling Parties, a written notice stating his, her or its desire to retract the request for exclusion from the Class.

      6. Any dispute among the Settling Parties concerning the interpretation or application of this Supplemental Agreement may be presented to the Court for resolution upon the application of any party hereto.

      7. This Supplemental Agreement shall not be filed with the Court unless and until a dispute among the Settling Parties concerning its interpretation or application arises, and, in that event, it shall be filed and maintained with the Court under seal. The terms and conditions of this Supplemental Agreement may be disclosed to the Court but shall otherwise be kept confidential and shall not be disclosed to any person, unless otherwise ordered by the Court.

      IN WITNESS THEREOF, the parties hereto have caused this Supplemental Agreement to be executed, by their duly authorized attorneys, as of the 8th day of February, 2005.

                                        CHITWOOD & HARLEY, LLP
                                        Martin D. Chitwood
                                        Georgia State Bar No.124950
                                        David J. Worley
                                        Georgia State Bar No.776665
                                        Krissi T. Gore
                                        Georgia State Bar No. 687020


                                        /s/ Martin D. Chitwood
                                        ---------------------------------------
                                        Martin D. Chitwood

                                        Promenade II, Suite 2300
                                        1230 Peachtree Street, N.E.
                                        Atlanta, GA  30309
                                        Telephone:  (404) 873-3900
                                        Fax:  (404) 876-4476

                                        WOLF HALDENSTEIN ADLER
                                        FREEMAN & HERZ LLP
                                        Daniel W. Krasner
                                        Mark C. Rifkin
                                        Robert Abrams
                                        Matthew Guiney

                                        /s/ Mark C. Rifkin
                                        ---------------------------------------
                                        Mark C. Rifkin

                                        270 Madison Avenue
                                        New York, NY 10016
                                        Telephone: (212) 545-4600
                                        Fax: (212) 686-0114

                                        MILBERG WEISS BERSHAD & SCHULMAN LLP
                                        David Brower

                                        /s/ David Brower
                                        ---------------------------------------
                                        David Brower

                                        One Pennsylvania Plaza
                                        49th Floor
                                        New York, NY  10119
                                        Telephone: (212) 594-5300
                                        Fax: (212) 868-1229

                                        R. Timothy Vannatta
                                        Tower One
                                        5200 Town Center Circle
                                        Suite 600
                                        Boca Raton, FL 33486
                                        Telephone: (561) 361-5000
                                        Fax: (561) 367-8400

                                        Plaintiffs' Co-Lead Counsel

                                        ALSTON & BIRD LLP
                                        Todd R. David
                                        Georgia Bar No. 206526
                                        Susan E. Hurd
                                        Georgia Bar No. 379628
                                        Kelly C. Wilcove
                                        Georgia Bar No. 185682

                                        /s/ Todd R. David
                                        ---------------------------------------
                                        Todd R. David

                                        1201 West Peachtree Street
                                        Atlanta, Georgia 30309
                                        Telephone: (404) 881-7000
                                        Fax: (404) 881-7777

                                        Counsel for Defendants